Exhibit 99.3

CLNN (NASDAQ)

Forward Looking Statements This presentation contains "forward - looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 . Clene's actual results may differ from its expectations, estimates, and projections and consequently, you should not rely on these forward - looking statements as predictions of future events . Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "might" and "continues," and similar expressions are intended to identify such forward - looking statements . These forward - looking statements involve significant known and unknown risks and uncertainties, many of which are beyond Clene’s control and could cause actual results to differ materially and adversely from expected results . Factors that may cause such differences include Clene’s ability to demonstrate the efficacy and safety of its drug candidates ; the clinical results for its drug candidates, which may not support further development or marketing approval ; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval ; Clene’s ability to achieve commercial success for its marketed products and drug candidates, if approved ; Clene’s ability to obtain and maintain protection of intellectual property for its technology and drugs ; Clene’s reliance on third parties to conduct drug development, manufacturing and other services ; Clene’s limited operating history and its ability to obtain additional funding for operations and to complete the licensing or development and commercialization of its drug candidates ; the impact of the COVID - 19 pandemic on Clene’s clinical development, commercial and other operations, as well as those risks more fully discussed in the section entitled “Risk Factors” in Clene’s recently filed registration statement on Form S - 4 /A as well as discussions of potential risks, uncertainties, and other important factors in Clene’s subsequent filings with the U . S . Securities and Exchange Commission . Clene undertakes no obligation to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law . All information in this presentation is as of the date of presented or the date made publicly available . The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation . 2

CLENE | Investment Highlights

Lead Asset: CNM-Au8 for Neuro Repair

- Nanocatalyst of Intracellular Biological Reactions
- Robust Preclinical Remyelination & Neuroprotection Data Across Multiple Animal Models in:
  - MS,
  - ALS, and
  - Parkinson's Disease
- NOAEL Findings From All Toxicity Studies
- Acceptable Phase 1 Safety Profile
- Up to 48-weeks Exposure in Clinical Trials

Unmet Medical Need & Market Opportunity

- No Effective Disease-Modifying Drugs for ALS or PD
- No MS Therapies Clinically Impact Remyelination & Neurorepair
- Remyelination and Neurorepair Sales Could Exceed $10B per annum[1]
  - ALS is a Lethal Motor Neuron Disease With Suboptimal Therapies
  - PD is Highly Prevalent With No Disease Modifying Treatments

Clinical Development Pipeline

- Two Phase 2 Brain Target Engagement Studies in PD and MS with Top Line Results anticipated in 2021
- Three Phase 2 POC Studies in ALS, MS, and COVID with Results Anticipated in the next 12-18 Months
- Phase 3 ALS Registrational Trial in with Full Results Anticipated in 1H 2022
- Ongoing ALS Early Access Program
- USA FDA Granted ALS Orphan Drug Designation

CNM-ZnAg for COVID-19

- Zinc-Silver Antiviral + Immune Support
- Phase 2 trial in Brazil to treat acutely symptomatic non-hospitalized COVID patients planned for 1H 2021
  - 1st Endpoint: Prevention of Hospitalization
  - 2nd Endpoint: Time to Symptomatic Improvement (Up to 28 Days)

Strong IP Portfolio

- 100+ Issued Patents Worldwide; 30+ Pending Patent Applications
- State of Matter Claims Cover Myelin Protection Mechanisms, Remyelination, and Neuroprotection to 2035 (with Patent Restoration Term)
- Manufacturing Device and Process Patents to 2030 and Beyond

Financials

- **CLNN** (NASDAQ)
- $31.9M USD (Gross) Raised via SPAC merger + PIPE
- Cash on Hand at end of 2020 of $59.3M USD (Unaudited)
- Anticipated Cash Runway into mid-2022
- $114M USD Raised Privately (Series A-D)
- +$18M in Additional Grant and Indirect Financial Support for ALS and MS Phase 2 & 3 Clinical Programs

3

[1] Data on file, Clene Nanomedicine, Inc.

clene NANOMEDICINE

Lanxide Corporation Dupont Lanxide Composites Lanxide Armor Company Lanxide Performance Materials Lanxide Electronic Components CDO CLENE | Management Team Ted Jeong , DM 4

CLENE | Platform & Pipeline

Clean Surface Nanocrystal Therapeutics (CSN®)

CSN® PLATFORM

100+ Granted Patents

CSN® THERAPEUTIC	INDICATION	RESEARCH / PRECLINICAL / IND FILING / PHASE 1 / PHASE 2 or EAP / PHASE 3	ANTICIPATED RESULTS
CNM-Au8 (CSN® gold) Bioenergetic Nanocatalyst	Amyotrophic Lateral Sclerosis	Healey ALS Platform Trial Harvard MGH (Registration Trial)	1H 2022
		RESCUEALS Phase 2 (Australia)	2H 2021
	ALS Expanded Access	MGHALS Expanded Access Protocol Harvard (MGH) Expanded Access Program	Ongoing
	Multiple Sclerosis	VISIONARY-MS STUDY Phase 2	1H 2022*
		RepairMS Phase 2 Brain Imaging Biomarker Study	2H 2021*
	Parkinson's Disease	RepairPD Phase 2 Brain Imaging Biomarker Study	2H 2021*
		RESCUEPD Phase 2 (Anticipated Launch in 2021)	1H 2024
CNM-ZnAg (CSN® zinc-silver)	Anti-viral Anti-bacterial	ZnAgSTUDY BRAZIL	2H 2021
CNM-AgZn17 CSN® (silver-zinc gel)	Wound Healing, Burn Treatment		
CNM-PtAu7 (CSN® platinum-gold)	Oncology		

*Subject to ongoing COVID-19 related site research restrictions generally implemented to protect MS patients taking standard-of-care immunosuppressive therapies

Novel electro-chemistry platform produces catalytic Clean Surface Nanocrystal drugs designed to avoid toxicities associated with synthetic chemistry

5

clene NANOMEDICINE

Evolution of Gold
as a Therapeutic Modality

Clene's Patented Breakthrough

2500–1000 BC



Chinese & Ayurvedic Gold Preparations
(China, Arabia, India)

1930–1980s


Au
(Gold)

Monoatomic Gold Salts for Rheumatoid Arthritis
(IM Sodium Aurothiomalate;
IM Aurothioglucose;
Oral Auranofin)

gold 3,4,5-triacetyloxy-6-(acetyloxymethyl oxane-2-thiolate; triethylphosphanium

1950s–2000s



Surface Modified and Functionalized Colloidal Gold Particles
Drug Carriers;
Photothermal Therapy



2020+

Catalytic Clean Surfaced Faceted Gold Nanocrystals

Pioneering Bioenergetic Nanocatalysis

6

CLENE NANOMEDICINE

CNM - Au8 | Bioenergetic Nanocatalyst 7 Me t a bo li c Eff i c i ency

CNM-Au8 | Integrating Physics With Biology

Nanocatalytic Electron Transfer

Surface Based Catalytic Activity

Electrons (e-) Move Freely Across Nanocrystal Surface

Vertices, Edges, & Faces Key to Catalytic Activity

Clean-Surfaced Nanocrystals



Up to 4,600 e^- per second per nanocrystal[1]

AuNP Catalyzed Oxidation of Ascorbic Acid[1]


a
b
0 min
1 min
2 min
3 min
60 min
Scattering (a.u.)
Wavelength (nm)
Plasmon band maximum (nm)
Time (min)
Charging
Control

a. Rayleigh scattering measured by dark field microscopy of surface plasmon resonance of scattering spectra of the AuNP decahedron before and at 1, 2, 3 and 60 min after electron injection by ascorbate ions.

b. Spectral shift as a function of time for the catalysis reaction and for the control experiment..

[1]Novo et al. Nature Nanotech 3, 598-602 (2008).

8

Treating Bioenergetic Failure | Common Pathological Mechanism In Neurodegenerative Disorders (MS, ALS, PD)

ALS Neuronal Metabolic Failure


Dendritic Retraction
Activated Astrocyte
Compromised Axon
Neuromuscular Junction Impairment

- Cognitive Impairment
- Dysphagia/ Dysarthria
- Respiratory Insufficiency
- Muscle Weakness/Atrophy

Vandoorne et al. Acta Neuropathologica (2018) 135:489-509.



MS Oligodendrocyte Remyelination Failure and Neuronal Die-Off

- Cognitive Impairment
- Visual Impairment
- Spinal Cord (Movement)
- Dexterity & Coordination


Neuron
Myelin Sheath
Activated Astrocyte
Demyelination
Oligodendrocyte

Rone et al. J Neurosci. 2016 Apr 27;36(17):4698-707.

9

CLENE NANOMEDICINE

CNM - Au8 | MOA Therapeutic Effects a Nicotinamide Adenine Dinucleotide a 10

CNM-Au8 | Significant Global Opportunity

MOTOR NEURON DISEASE

(ALS, Other Orphan Disorders)

ALS sales >$1B globally by 2029[1]. Current drugs are largely ineffective, mostly generic.

Est. Diagnosed MND Patients by Region


80,000
60,000
40,000
20,000
0
62,531
10,013
71,288
10,946
13,893
54,405
U.S.
Canada
W. Europe
Central/E. Europe
Japan
China

Source: Lancet Neurol. 2018 Dec;17(12):1083-1097.
MND includes amyotrophic lateral sclerosis, spinal muscular atrophy, hereditary spastic paraplegia, primary lateral sclerosis, progressive muscular atrophy, and pseudobulbar palsy

MULTIPLE SCLEROSIS

~2.5M pts globally; $23B market[2]

Only approved treatments are immunomodulators.

Est. Diagnosed MS Patients by Region


600,000
450,000
300,000
150,000
0
511,855
79,419
543,862
204,591
46,249
103,194
U.S.
Canada
W. Europe
Central/E. Europe
Japan
China

Source: Lancet Neurol. 2019 Mar;18(3):269-285

PARKINSON'S DISEASE

~7M pts globally; $6B projected by 2025[3]

2ND most common neurodegenerative disorder; only symptomatic treatments

Est. Diagnosed PD Patients by Region


1,600,000
1,200,000
800,000
400,000
0
707,158
103,903
828,703
596,407
256,455
1,407,701
U.S.
Canada
W. Europe
Central/E. Europe
Japan
China

Source: Lancet Neurol. 2018 Nov;17(11):939-953.

11

[1] Clarivate, DRG, ALS 2020 [2] Westad et al. 2017, doi:10.1038/nrd.2017.107. [3] Parkinson's Market Data Forecast, February 2020.

CLENE NANOMEDICINE

12 CNM - Au8 | Evidence for Bioenergetic Improvement Therapeutic Activity Across Remyelination + Neuroprotection Models 1 Robinson et al. Sci Rep. 2020, DOI: 10.1038/s41598 - 020 - 58709 - w. . 2 Ho et al. Society for Neuroscience Meeting, 2019. Ho et al. Motor Neuron Disease Associating Meeting, 2019. Data on File, Clene Nanomedicine, Inc. 1 2

CNM-Au8 | MOA & Remyelination Data Published

www.nature.com/scientificreports

SCIENTIFIC REPORTS

natureresearch

OPEN

Nanocatalytic activity of clean-surfaced, faceted nanocrystalline gold enhances remyelination in animal models of multiple sclerosis

Andrew P. Robinson[1,9], Joanne Zhongyan Zhang[2,9], Haley E. Titus[1], Molly Karl[3], Mikhail Merzliakov[2], Adam R. Dorfman[2], Stephen Karlik[4], Michael G. Stewart[5], Richard K. Watt[5], Benjin D. Facer[6], Jon D. Facer[5], Noah D. Christian[7], Karen S. Ho[2,8*], Michael T. Hotchkin[2,9], Mark G. Mortenson[2,9], Robert H. Miller[3,9] & Stephen D. Miller[1,9]

Lysolecithin Remyelination Data


A
Sham
B
Vehicle
C
Vehicle
E
CNM-Au8
CNM-Au8

Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. doi: 10.1038/s41598-020-58709-w

13

clene NANOMEDICINE

Successful Phase 1 First - In Humans Safety Trial + Chronic Animal Toxicity Studies Phase 2 Brain Biomarker (Proof of Target Effect) 31 P - Magnetic Resonance Phase 2 MS Clinical Remyelination & Neurorepair CNM - Au8 | Clinical Program Overview Phase 3 Phase 2 & 3 ALS Clinical Neurorepair Phase 2 14

CNM-Au8 | Clean Toxicology Findings

All Studies Resulted in No Adverse Effect Level (NOAEL)[a]

Standard ICH M3(R2) Toxicology Program

Genotoxicity *In Vitro & In Vivo (Rodent)*	**Single Dose Toxicokinetics** *Canine*	**Max Feasible Toxicokinetics** *Rodent (1-Wk, SQ)*	**Chronic Toxicity Rodent** *Rodent (6-Month)*
Safety Pharmacology *CNS, CV, Renal*	**Multi-Dose Toxicokinetics** *Canine (7-Day)*	**Max Feasible Toxicokinetics** *Canine (3-Wk)*	**Chronic Toxicity Canine** *Canine (9-Month)*
Dose Range Finding *Rodent, Minipig*	**MTD Toxicokinetics** *Canine (4-Wk)*	**High Dose Toxicokinetics** *Rodent (3-Wk)*	

[a] NOAEL = No Dose Limiting Toxicities Observed

15

CLENE NANOMEDICINE

CNM-Au8 | Well Tolerated With No Known Safety Issues

No Related SAEs or Related Study Discontinuations In Any Study

Phase 1 First In Human Study Completed (n=80)

- **Single-ascending dose**
  - 4 cohorts of 8 subjects plus one repeat (n=40)
  - 15, 30, 60, 90 mg
  - 3:1 randomized (active:control)
  - 1 dose; 17-day follow-up
- **Multi-ascending dose**
  - 4 cohorts of ~12 subjects (n=46)
  - 15, 30, 60, 90 mg
  - 3:1 randomized (active:control)
  - 21 days daily dosing + follow-up (Up to 50 days)

- **Most frequent TEAEs by System Organ Class: Nervous/GI**
  - Nearly all of the TEAEs were Grade 1 severity (mild)

- **No serious TEAEs, TEAEs leading to discontinuation of treatment, or TEAEs considered severe, life-threatening, or resulting in death**

- **No dose responsive TEAEs observed in SAD or MAD**

Phase 2 & 3 Clinical (>75 Years Exposure)

VISIONARY-MS STUDY + Long-Term Extension

RESCUEALS + Long-Term Extension

HEALEY ALS Platform Trial

MGHALS Expanded Access Protocol

RepairPD

RepairMS

16

clene NANOMEDICINE

Phase 2

RepairPD

RepairMS

CNM-Au8 Effects on Brain Bioenergetic Metabolites

A Phase 2, Open Label, Sequential Group, Investigator Blinded Study of Magnetic Resonance Spectroscopy (^{31}P-MRS) to Assess the Effects of CNM-Au8 for the Bioenergetic Improvement of Impaired Neuronal Redox State

Screening	D0	Week 4	Week 8	Week 12 -16	EOS
Day -42 to -1	*Visit Baseline Assessments Dispense Drug*	*Visit Safety Assessment Dispense Drug*	*Visit Safety Assessment Dispense Drug*	*Visit Primary Endpoint*	*Visit Follow-up*

4 weeks (Week 12 -16 to EOS)

1° Change in Brain Bioenergetic Potential (NAD+/NADH) vs. Baseline

N = Up to 15 per dosing cohort

(7.5, 15, 30, or 60 mg)

2°
- Difference in bioenergetic metabolites (e.g., ATP, PCr, NAD) concentration at Week 12 – 16
- Difference in brain membrane markers (PE, PC, etc.) at Week 12 – 16

Anticipated Top-Line Results (Cohort 1):

Repair-PD: 2H 2021

Repair-MS: 2H 2021*

17

*Subject to ongoing COVID-19 related site research restrictions generally implemented to protect MS patients taking standard-of-care immunosuppressive therapies clene NANOMEDICINE

CNM - Au8 Improved Brain Metabolic Markers Elevated NAD+/NADH & Normalized ATP Levels in MS & PD Glanzman, R., J. Ren, A. Rynders, B. Greenberg, R.B. Dewey, K. S. Ho, and M. T. Hotchkin. “Effects of Nanocatalysis on CNS Bioenergetic Markers in Patients Treated with CNM - Au8: Interim Results from Two Phase 2 31 - Phosphorous Magnetic Resonance Imaging Studies.” Presented at the MSVirtual 2020, September 11, 2020. Phase 2 Interim Data 18

CNM - Au8 Improved Brain Metabolic Markers Elevated NAD+/NADH & Normalized ATP Levels in MS Glanzman, R., J. Ren, A. Rynders, B. Greenberg, R.B. Dewey, K. S. Ho, and M. T. Hotchkin. “Effects of Nanocatalysis on CNS Bioenergetic Markers in Patients Treated with CNM - Au8: Interim Results from a Phase 2 31Phosphorous Magnetic Resonance Imaging Study in Relapsing MS.” Presented at the ACTRIMS Forum 2021, February 26th, 2021. Phase 2 Interim Data 19

Phase 2

RESCUE ALS

Randomized, Double-Blind, Placebo-Controlled Study in Early Symptomatic Amyotrophic Lateral Sclerosis Patients on Stable Background Therapy to Assess Bioenergetic Catalysis with CNM-Au8 to Slow Disease Progression in ALS

36-Week Treatment Period (n=42) 30mg, Placebo

SCREENING (January 2020); FPFV 16-Jan-2020; 42 of 42 enrolled (7-Sep-2020)

Day -28 to -1

Week 6 | Week 12 | Week 18 | Week 24 | Week 30 | Week 36 | Week 42 | Week 48 | Week 54 | Week 60 | Week 66 | Week 72 | Week 76

6 WEEKS

EOS

Open Label Extension

Phone calls at Weeks 3, 6, 18, 30



1° **Change in Electromyography (Motor Unit Index)**
Abductor Digiti Minimi, Abductor Pollicis Brevis, Biceps Brachii, Tibialis Anterior

2°
- MScanFit MUNE
- Motor Unit Size Index
- Neurophysiological Index
- Split Hand Index

Exploratory Endpoints

- ALSFRS-R
- Combined Joint-Rank (Survival + ALSFRS-R)
- FVC
- Change in Rate of ALSFRS-R progression
- QOL

Anticipated full unblinded data readout: 2H 2021

20

clene NANOMEDICINE

Predictive Endpoints of Disease Progression Clinical E ndpoint s • ALSFRS - R • Pulmonary Function (Vital Capacity) • Mortality • Loss of Motor Units Motor Unit Index (MUNIX) Measuring ALS Disease Progression Electromyography Predicts Clinical Progression 21

Robert Glanzman MD FAAN, et al. “Design, Objectives, and Preliminary Blinded Data from the Ongoing RESCUE - ALS Trial of CNM - Au8 to Slow Disease Progression in Amyotrophic Lateral Sclerosis Patients” Presented at 31st International Symposium on ALS/MND (Virtual 2020),, December 10 th , 2020. Emerging Evidence of Primary Endpoint MUNIX(4) and Clinical Improvement Phase 2 22

Phase 3
HEALEY ALS
Platform Trial

A Multi-center, Randomized Double-Blind, Placebo-Controlled Clinical Trial Assessing the Efficacy, Safety, Tolerability, Pharmacokinetics, and Pharmacodynamics of CNM-Au8 in Participants with Amyotrophic Lateral Sclerosis

Registration Study: 24-Week Treatment Period (3:1 randomization, 120 active [30mg, 60mg]: 40 placebo)



SCREENING (July 2020)
Day
-28 to -1
Week 6
Week 12
Week 18
Week 24
Week 30
Week 36
Week 42
Week 48
Week 54
Week 60
Week 66
Week 72
Week 76
6 WEEKS
EOS
CNM-Au8 (n=160)
Treatment B (n=160)
Treatment C (n=160)
Phone calls at Weeks 2, 12, 20
End of study or Open Label Extension (up to 52 weeks)
Multiple Independent Regimens with Pooled Placebo

1° **Change in ALSFRS-R**

2° **Slow Vital Capacity Hand Held Dynamometry**

Exploratory Endpoints

- Combined Joint Rank (Survival + ALSFRS-R)
- Voice pathology
- PRO (ALSAQ)
- Pharmacodynamic markers

Anticipated full unblinded data readout: 1H 2022

23

CLENE NANOMEDICINE

Phase 2

VISIONARY-MS STUDY

Treatment of Visual Pathway Deficits In Chronic Optic Neuropathy for Assessment of Remyelination in Non-Active Relapsing MS



Screening
D0
WEEK 6
WEEK 12
WEEK 18
WEEK 24
WEEK 30
WEEK 36
WEEK 42
WEEK 48
Day -42 to -1
EOS
24-Week Blinded Fixed Treatment Period
Up to 24-Week Blinded Extension Period (Until LPLV 24Wk Visit)
FPFV
LPFV
LPLV
Up to 48-Week Placebo-Control
2:1 Randomization (Active: Placebo)
15mg, 30mg, Placebo (n=150)

1° **Change in Low Contrast Letter Acuity (LCLA)** At Week 24

2° **Change Composite Clinical Response** 9HPT / SDMT / T25FW / LCLA / EDSS

Exploratory Endpoints

- Optical Coherence Tomography (OCT)
- Multi-focal VEP Amplitude & Latency
- Full field-VEP Amplitude & Latency
- MRI Endpoints
- Visual Function (High Contrast)
- QOL / EDSS

Anticipated top-line unblinded data: 1H 2022*

24

Clene NANOMEDICINE

*Subject to ongoing COVID-19 related site research restrictions generally implemented to protect MS patients taking standard-of-care immunosuppressive therapies

LCLA Phase 2 Primary: Functional Visual Improvement LCLA Correlates with clinically meaningful deficits in QOL, EDSS and MSFC, MRI, and OCT MS Functional Endpoints Phase 2 Exploratory: Neuroprotection/Remyelination Endpoints The Visual System is a Window into the Brain ( T L T V + E = 1 2 3 4 5 6 7 8 9 KEY 9 - Hole Peg Test 25 Symbol Digit Modalities Timed 25 - Ft Walk Measuring MS Functional Improvement

LCLA (Best - Corrected) Emerging Evidence of Clinical Improvement Glanzman, R., H. Beadnall, M. T. Hotchkin, A. Klistorner, M. Barnett, R. Sergott, A. Rynders, K. S. Ho, and Mark G. Mortenson. “Update to a Phase 2 clinical trial of catalytic gold nanocrystals, CNM - Au8, for the treatment of chronic optic neuropathy.” Presented at the ACTRIMS Forum 2021, February 26, 2021. SD M T 6 - Component Integrated (m)MSFC Phase 2 Improvement Improvement Improvement ( T L T V + E = 1 2 3 4 5 6 7 8 9 KEY ( T L T V + E = 1 2 3 4 5 6 7 8 9 KEY Z - Score change compared to the least - affected patients at Baseline (with EDSS <= 1.5) 26 All Available Values (by Completed Subject Visit) Mixed Effects Model, Dunnett’s test for multiplicity; * p<0.05, ** p<0.01, *** p<0.001, **** p<0.0001

Strong Intellectual Property

Extensive Patent Portfolio With Protection Through 2035[a] & Proprietary Trade Secrets; Plus 7-year Orphan Drug Designation

CSN®

Clean surface nanocrystal (CSN) therapeutics

Patent Status	Patent Description	Trade Secrets
Issued & Allowed Patents 100+	Process And Method/Device (Clean Surface; Gold CSN)	Plasma Conditioning
Pending Applications >30	State of Matter (CNM-Au8)	Electrode Design & Cycling
Total Patents/ Applications >130	Method of Use (Prevent Demyelination & MoA)	Trough Flow, Temp, Pressure
	Method of Use (Bi-Metallic Au/Pt; Antimicrobial)	Concentration & Filtration

[a] With Patent Restoration Term (assuming 5-year extension).

27

clene NANOMEDICINE

Clene | Proprietary Nanocrystal Manufacturing In - House ISO8 Clean Room Clinical Production in North East, MD Validated CMC Processes 28 Designed to be Scalable to Commercialization Patented H ydro - electr o - Crystallization Proprietary Trade Secrets

Anticipated Timeline & Investor Catalysts 2020 - 2023 United T herapeutics 29

CLENE | Investment Highlights

Lead Asset: CNM-Au8 for Neuro Repair

- Nanocatalyst of Intracellular Biological Reactions
- Robust Preclinical Remyelination & Neuroprotection Data Across Multiple Animal Models in:
  - MS,
  - ALS, and
  - Parkinson's Disease
- NOAEL Findings From Toxicity Studies, Including Chronic
- Acceptable Phase 1 Safety Profile
- Up to 48-weeks Exposure in Clinical Trials

Unmet Medical Need & Market Opportunity

- No Effective Disease-Modifying Drugs for ALS or PD
- No MS Therapies Clinically Impact Remyelination & Neurorepair
- Remyelination and Neurorepair Sales Could Exceed $10B per annum[1]
  - ALS is a Lethal Motor Neuron Disease With Suboptimal Therapies
  - PD is Highly Prevalent With No Disease Modifying Treatments

Clinical Development Pipeline

- Two Phase 2 Brain Target Engagement Studies in PD and MS with Top Line Results anticipated in 2021
- Three Phase 2 POC Studies in ALS, MS, and COVID with Results Anticipated in the next 12-18 Months
- Phase 3 ALS Registrational Trial in with Full Results Anticipated in 1H 2022
- Ongoing ALS Early Access Program
- USA FDA Granted ALS Orphan Drug Designation

CNM-ZnAg for COVID-19

- Zinc-Silver Antiviral + Immune Support
- Phase 2 trial in Brazil to treat acutely symptomatic non-hospitalized COVID patients planned for 1H 2021
  - 1st Endpoint: Prevention of Hospitalization
  - 2nd Endpoint: Time to Symptomatic Improvement (Up to 28 Days)

Strong IP Portfolio

- 100+ Issued Patents Worldwide; 30+ Pending Patent Applications
- State of Matter Claims Cover Myelin Protection Mechanisms, Remyelination, and Neuroprotection to 2035 (with Patent Restoration Term)
- Manufacturing Device and Process Patents to 2030 and Beyond

Financials

- **CLNN** (NASDAQ)
- $31.9M USD (Gross) Raised via SPAC merger + PIPE
- Cash on Hand at end of 2020 of $59.3M USD (Unaudited)
- Anticipated Cash Runway into mid-2022
- $114M USD Raised Privately (Series A-D)
- +$18M in Additional Grant and Indirect Financial Support for ALS and MS Phase 2 & 3 Clinical Programs

30

[1] Data on file, Clene Nanomedicine, Inc.

clene NANOMEDICINE

Clene Inc. HQ & Clinical Development 6550 South Millrock Drive, Suite G50 Salt Lake City, UT 84121 R&D and Manufacturing 500 Principio Parkway, Suite 400 North East, MD 21901 © 2021 Clene Inc. Version: 26 - February - 2021